            SCHEDULED RELEASE TIME:  7:30 A.M. ON JANUARY 21, 1997

--------------------------------------------------------------------------------
                                  NEWS RELEASE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          NORTHERN TRUST CORPORATION
                            50 South LaSalle Street
                            Chicago, Illinois 60675
                  Contact: Laurie McMahon, Investor Relations
                               (312) 444-7811 or
                     Diane Kotsogiannis, Public Relations
                                (312) 444-4281
--------------------------------------------------------------------------------


FOR IMMEDIATE RELEASE
---------------------

NORTHERN TRUST CORPORATION REPORTS RECORD 1996 FOURTH
QUARTER EARNINGS OF $.58 PER SHARE, UP 16%

(CHICAGO, JANUARY 21, 1997) NORTHERN TRUST CORPORATION REPORTED RECORD NET INCOME PER COMMON SHARE OF $.58 FOR THE FOURTH QUARTER, AN INCREASE OF 16% FROM $.50 EARNED A YEAR AGO, AFTER ADJUSTING FOR THE DECEMBER 1996 TWO-FOR-ONE STOCK SPLIT. NET INCOME INCREASED 13% TO $67.4 MILLION FROM $59.5 MILLION EARNED IN THE FOURTH QUARTER OF LAST YEAR. THIS PERFORMANCE RESULTED IN A RETURN ON AVERAGE COMMON EQUITY OF 18.8%.

     FULL YEAR NET INCOME PER COMMON SHARE WAS ALSO A RECORD AND INCREASED TO $2.20 FROM $1.85 IN 1995, AN INCREASE OF 19%. NET INCOME OF $258.8 MILLION IN 1996 INCREASED 18% FROM THE $220.0 MILLION EARNED LAST YEAR. THIS PERFORMANCE RESULTED IN A RETURN ON AVERAGE COMMON EQUITY OF 18.6%.

     WILLIAM A. OSBORN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER, COMMENTED, "THE BEST NEW BUSINESS YEAR IN OUR HISTORY PRODUCED RECORD EARNINGS AGAIN IN 1996 AND POSITIONS NORTHERN TRUST WELL FOR 1997. OUR NINTH CONSECUTIVE YEAR OF RECORD EARNINGS RESULTED FROM EXCELLENT GROWTH IN ALL OF OUR DIVERSIFIED REVENUE SOURCES. FOR THE LAST FIVE YEARS, OUR COMPOUND ANNUAL GROWTH RATE IN EARNINGS PER SHARE HAS BEEN 14%. IN THE FOURTH QUARTER TOTAL REVENUES INCREASED 12% FROM 1995 LEVELS, CONTINUING THEIR DOUBLE DIGIT PACE, AND WERE DRIVEN BY RECORD LEVELS OF TRUST FEES AND NET INTEREST INCOME AS WELL AS SIGNIFICANT GROWTH IN FOREIGN EXCHANGE AND TREASURY MANAGEMENT REVENUES. OUR 16% EARNINGS PER SHARE GROWTH FOR THE QUARTER, A PRODUCTIVITY RATIO OF 155% AND AN 18.8% RETURN ON COMMON EQUITY SOLIDLY EXCEEDED EACH OF OUR STRATEGIC FINANCIAL TARGETS. TRUST ASSETS UNDER ADMINISTRATION GREW 27% DURING THE YEAR TO $779 BILLION, WITH ASSETS UNDER MANAGEMENT INCREASING 23% TO $130 BILLION."

     MR. OSBORN CONTINUED, "THESE OUTSTANDING RESULTS AGAIN CONFIRM THE SUCCESS OF NORTHERN TRUST'S HIGHLY DISCIPLINED STRATEGY. WE CONTINUE TO FOCUS OUR EFFORTS ON GROWING OUR TWO SHARPLY DEFINED BUSINESSES: A UNIQUE NATIONAL PERSONAL FINANCIAL SERVICES FRANCHISE, AND OUR BUSINESS ADMINISTERING AND MANAGING DOMESTIC AND GLOBAL INVESTMENT ASSET POOLS FOR CORPORATE AND INSTITUTIONAL CLIENTS WORLDWIDE."

                     FOURTH QUARTER PERFORMANCE HIGHLIGHTS

     TRUST FEES GREW 14% TO A RECORD $152.0 MILLION IN THE QUARTER COMPARED TO $133.6 MILLION LAST YEAR AND REPRESENT 49% OF REVENUE AND 76% OF NONINTEREST INCOME. TOTAL TRUST ASSETS UNDER ADMINISTRATION AT DECEMBER 31, 1996 WERE $778.9 BILLION COMPARED TO $613.9 BILLION A YEAR AGO, AN INCREASE OF 27%. TRUST ASSETS UNDER MANAGEMENT INCREASED 23% TO $130.3 BILLION, FROM $105.5 BILLION AT THE END OF 1995.

     TRUST FEES FROM PERSONAL FINANCIAL SERVICES (PFS) IN THE QUARTER INCREASED 13% AND TOTALED $77.0 MILLION COMPARED TO $68.2 MILLION IN THE YEAR-AGO QUARTER. THE INCREASE IN PFS TRUST FEES RESULTED PRIMARILY FROM EXCEPTIONALLY STRONG NEW BUSINESS AND FAVORABLE EQUITY MARKETS AND REFLECTED STRONG GROWTH THROUGHOUT NORTHERN TRUST'S FIVE-STATE OFFICE NETWORK. WEALTH MANAGEMENT, WHICH ADMINISTERS SIGNIFICANT FAMILY ASSET POOLS NATIONWIDE, ALSO HAD EXCELLENT PERFORMANCE AND NOW HAS $22.6 BILLION OF TRUST ASSETS FROM 140 FAMILIES. TOTAL PERSONAL TRUST ASSETS UNDER ADMINISTRATION INCREASED $4.4 BILLION SINCE SEPTEMBER 30, 1996 AND TOTALED $85.2 BILLION AT DECEMBER 31, 1996, $49.9 BILLION OF WHICH WAS UNDER MANAGEMENT.

     DURING THE FOURTH QUARTER, NORTHERN TRUST EXPANDED ITS ARIZONA PRESENCE BY OPENING A NEW OFFICE IN MESA'S EAST VALLEY, BRINGING TO SIX THE TOTAL NUMBER OF OFFICES IN THIS ATTRACTIVE MARKET. IN ADDITION, NORTHERN TRUST CORPORATION COMPLETED THE ACQUISITION OF METROPLEX BANCSHARES, INC., PARENT COMPANY OF THE $88 MILLION ASSET BENT TREE NATIONAL BANK IN DALLAS, TEXAS. THE ACQUISITION ADDS A NORTH DALLAS LOCATION TO NORTHERN TRUST'S SIX EXISTING TEXAS FACILITIES. WITH THE ADDITION OF SEVEN NEW OFFICES IN 1996, NORTHERN TRUST'S UNIQUE NATIONAL NETWORK OF PERSONAL FINANCIAL SERVICE OFFICES INCLUDES 57 LOCATIONS IN ILLINOIS, FLORIDA, CALIFORNIA, ARIZONA, AND TEXAS.

     TRUST FEES FROM CORPORATE & INSTITUTIONAL SERVICES (C&IS) IN THE QUARTER INCREASED 15% AND TOTALED $75.0 MILLION COMPARED TO $65.4 MILLION IN THE YEAR-AGO QUARTER. THESE FEES ARE DERIVED FROM A FULL RANGE OF CUSTODY, INVESTMENT AND ADVISORY SERVICES RENDERED TO RETIREMENT AND OTHER ASSET POOLS OF CORPORATE AND INSTITUTIONAL CLIENTS WORLDWIDE. THE INCREASE IN C&IS TRUST FEES REFLECTS RECORD NET

NEW BUSINESS, MODERATED BY THE EFFECT OF CHANGING PRICING STRUCTURES FOR CLIENT RELATIONSHIPS WHICH FOCUS ON TOTAL CLIENT REVENUES. THESE CLIENT RELATIONSHIPS INCREASINGLY INVOLVE SERVICES SUCH AS FOREIGN EXCHANGE WHICH GENERATE REVENUE NOT REFLECTED IN TRUST FEES. SECURITIES LENDING ACTIVITIES CONTINUED TO ACHIEVE OUTSTANDING RESULTS, WITH FEES INCREASING 50% FROM THE PRIOR YEAR QUARTER TO $13.4 MILLION. SINCE SEPTEMBER 30, 1996, TOTAL C&IS TRUST ASSETS UNDER ADMINISTRATION INCREASED $51.8 BILLION TO $693.7 BILLION AT DECEMBER 31, 1996, OF WHICH $80.4 BILLION IS MANAGED BY NORTHERN TRUST. INCLUDED IN THE TOTAL FOR TRUST ASSETS UNDER ADMINISTRATION IS APPROXIMATELY $108 BILLION OF GLOBAL CUSTODY ASSETS.

     AS PREVIOUSLY REPORTED, NORTHERN TRUST IN THE THIRD QUARTER WAS NAMED THE PREFERRED PROVIDER OF MASTER TRUST AND DOMESTIC INSTITUTIONAL CUSTODY SERVICES FOR CLIENTS OF FIRST CHICAGO NBD AS IT EXITS THAT BUSINESS. TO DATE, CLIENTS WITH APPROXIMATELY $25 BILLION IN TRUST ASSETS AND ANNUALIZED REVENUES OF APPROXIMATELY $7.5 MILLION HAVE SELECTED NORTHERN TRUST, AND TARGETED MARKETING EFFORTS CONTINUE. THE TRANSITION OF THESE CLIENTS IS EXPECTED TO BE COMPLETED DURING THE FIRST HALF OF 1997.

     FOREIGN EXCHANGE TRADING PROFITS OF $16.1 MILLION WERE UP A SIGNIFICANT 31% FROM THE $12.3 MILLION IN THE YEAR-AGO QUARTER. FOREIGN EXCHANGE TRADING PROFITS ARE IMPACTED BY THE LEVEL OF CROSS-BORDER INVESTMENT ACTIVITY OF MASTER TRUST/CUSTODY CLIENTS AND MARKET VOLATILITY. FEES FROM TREASURY MANAGEMENT SERVICES WERE $13.9 MILLION, UP 9% FROM THE COMPARABLE QUARTER LAST YEAR. TOTAL TREASURY MANAGEMENT REVENUES FROM BOTH FEES AND THE COMPUTED VALUE OF COMPENSATING DEPOSIT BALANCES INCREASED 10% FROM THE FOURTH QUARTER OF 1995 TO $21.7 MILLION, REFLECTING THE CONTINUED GROWTH IN NEW BUSINESS IN BOTH PAPER-AND ELECTRONIC-BASED PRODUCTS.

     NET INTEREST INCOME FOR THE QUARTER, STATED ON A FULLY TAXABLE EQUIVALENT BASIS, TOTALED A RECORD $108.4 MILLION, UP 8% FROM THE $100.7 MILLION REPORTED IN LAST YEAR'S FOURTH QUARTER. THE INCREASE IN NET INTEREST INCOME REFLECTS HIGHER LEVELS OF AVERAGE EARNING ASSETS PRIMARILY DRIVEN BY A 12% INCREASE IN LOANS. LOAN GROWTH WAS CONCENTRATED IN RESIDENTIAL MORTGAGES AND COMMERCIAL AND INDUSTRIAL LOANS. THE NET INTEREST MARGIN IMPROVED TO 2.30% FROM 2.22% REPORTED IN THE YEAR-AGO QUARTER.

     CREDIT QUALITY IS EXCEPTIONAL. NONPERFORMING ASSETS OF $21.4 MILLION AT YEAR END WERE AT THEIR LOWEST LEVEL IN OVER FIFTEEN YEARS, IMPROVING FROM $37.7 MILLION AT SEPTEMBER 30, 1996 AND $33.7 MILLION AT DECEMBER 31, 1995.
NONACCRUAL AND RESTRUCTURED LOANS OF $19.5 MILLION AT YEAR END REPRESENT .18% OF TOTAL LOANS AND WERE COVERED 7.6 TIMES BY THE $148.3 MILLION RESERVE FOR CREDIT LOSSES. FOURTH QUARTER NET CHARGE-OFFS, AT .02% OF AVERAGE LOANS, TOTALED $.6 MILLION. THE $.5 MILLION PROVISION FOR CREDIT LOSSES, DOWN FROM $1.0 MILLION A YEAR AGO, ESSENTIALLY MAINTAINED THE RESERVE FOR CREDIT LOSSES AT ITS PRIOR QUARTER LEVEL.

     NONINTEREST EXPENSES OF $199.9 MILLION WERE UP $21.4 MILLION OR 12% FROM THE FOURTH QUARTER OF 1995. EXPENSE INCREASES DURING 1996 REFLECT A VARIETY OF GROWTH INITIATIVES, INCLUDING INVESTMENTS IN TECHNOLOGY, THE OPENING OF A SINGAPORE OFFICE, PFS OFFICE EXPANSION, AND ACQUISITIONS. THE FOURTH QUARTER INCREASE IN NONINTEREST EXPENSES PRIMARILY REFLECTS STAFF ADDITIONS IN THE QUARTER TO HANDLE NEW BUSINESS AND MAINTAIN HIGH QUALITY CLIENT SERVICE; INCENTIVE COMPENSATION YEAR-END ADJUSTMENTS FOR RECORD PERFORMANCE DUE TO EXCELLENT NEW BUSINESS AND PORTFOLIO MANAGEMENT RESULTS; INCREASED BUSINESS PROMOTION ACTIVITIES LINKED TO OFFICE OPENINGS; AND OTHER OPERATING EXPENSES NECESSARY TO SUPPORT GREATER BUSINESS VOLUMES. THESE INCREASES WERE PARTIALLY OFFSET BY COST SAVINGS FROM CHANGES IN

SEVERAL BENEFIT PLANS EFFECTIVE JANUARY 1, 1996. STAFF ON A FULL-TIME EQUIVALENT BASIS AT DECEMBER 31, 1996 TOTALED 6,933, UP 6% FROM 6,531 AT THE END OF 1995.

                                 BALANCE SHEET

     BALANCE SHEET ASSETS AVERAGED $21.0 BILLION FOR THE QUARTER, UP 3.5% FROM LAST YEAR'S AVERAGE OF $20.3 BILLION, REFLECTING GROWTH IN LOANS AND MONEY MARKET ASSETS, WHICH WAS PARTIALLY OFFSET BY A DECLINE IN SECURITIES. LOANS AND LEASES AVERAGED $10.8 BILLION FOR THE QUARTER, AN INCREASE OF $1.2 BILLION OR 12%. RESIDENTIAL MORTGAGES INCREASED $.7 BILLION OR 17% TO AVERAGE $4.5 BILLION FOR THE QUARTER AND REPRESENTED 42% OF THE TOTAL LOAN PORTFOLIO AT DECEMBER 31, 1996. COMMERCIAL AND INDUSTRIAL LOANS AVERAGED $3.4 BILLION DURING THE QUARTER COMPARED TO $3.1 BILLION IN THE FOURTH QUARTER OF 1995. THE SECURITIES PORTFOLIO DECLINED 11% TO AVERAGE $5.7 BILLION PRIMARILY DUE TO A REDUCTION IN SHORT-TERM U.S. GOVERNMENT SECURITIES. MONEY MARKET ASSETS INCREASED 18% AND AVERAGED $2.2 BILLION DURING THE QUARTER.

      COMMON STOCKHOLDERS' EQUITY AVERAGED $1.4 BILLION, AN INCREASE OF 12% FROM LAST YEAR'S FOURTH QUARTER. THE INCREASE PRIMARILY REFLECTS GROWTH IN RETAINED EARNINGS AND THE CONVERSION OF SERIES E PREFERRED STOCK, OFFSET IN PART BY THE REPURCHASE OF COMMON STOCK PURSUANT TO THE CORPORATION'S SHARE BUYBACK PROGRAM. DURING THE QUARTER, THE CORPORATION ACQUIRED A TOTAL OF 786,672 SHARES AT A COST OF $27.7 MILLION. IN NOVEMBER, THE BOARD OF DIRECTORS AUTHORIZED AN INCREASE
IN THE CORPORATION'S BUYBACK PROGRAM SO THAT THE CORPORATION MAY PURCHASE AFTER DECEMBER 31, 1996 UP TO 4.6 MILLION SHARES.

     ON JANUARY 16, 1997 THE CORPORATION ISSUED $150 MILLION OF FLOATING RATE CAPITAL SECURITIES THROUGH A WHOLLY OWNED STATUTORY BUSINESS TRUST. THE SECURITIES, WHICH QUALIFY AS TIER 1 CAPITAL FOR REGULATORY PURPOSES, WERE ISSUED AT A DISCOUNT TO YIELD 60.5 BASIS POINTS ABOVE THE THREE-MONTH LONDON INTERBANK OFFERED RATE.

                         PERFORMANCE HIGHLIGHTS - 1996

     NET INCOME PER COMMON SHARE INCREASED 19% TO $2.20 FROM $1.85 IN 1995. NET INCOME TOTALED $258.8 MILLION COMPARED WITH $220.0 MILLION LAST YEAR, AN INCREASE OF 18%.

     TOTAL REVENUES INCREASED 12% TO $1.2 BILLION. TRUST FEES, THE LARGEST COMPONENT, INCREASED 17% TO $592.3 MILLION FROM $505.0 MILLION IN THE PRIOR YEAR, ACCOUNTING FOR 76% OF TOTAL NONINTEREST INCOME AND 49% OF TOTAL REVENUE. FEES FROM PFS GREW 13% OVER LAST YEAR AND TOTALED $294.0 MILLION WHILE C&IS FEES GREW 22% FROM 1995 LEVELS AND TOTALED $298.3 MILLION. FEES GENERATED BY RCB INTERNATIONAL, INC., AN ASSET MANAGEMENT SUBSIDIARY ACQUIRED ON OCTOBER 31, 1995, ACCOUNTED FOR $21.8 MILLION OF THE TRUST FEE GROWTH. EXCLUDING THESE REVENUES, BOTH C&IS TRUST FEES AND TOTAL CONSOLIDATED TRUST FEES INCREASED 13% COMPARED TO 1995.

     OTHER NONINTEREST INCOME INCREASED 7% AND TOTALED $185.6 MILLION COMPARED TO $173.1 MILLION IN 1995. TREASURY MANAGEMENT REVENUES FROM BOTH FEES AND THE COMPUTED VALUE OF COMPENSATING DEPOSIT BALANCES INCREASED 11% TO $86.0 MILLION, WHILE FOREIGN EXCHANGE TRADING PROFITS IMPROVED 6% TO A RECORD $58.8 MILLION.

     NET INTEREST INCOME, STATED ON A FULLY TAXABLE EQUIVALENT BASIS, TOTALED A RECORD $421.9 MILLION, UP 7% FROM THE $395.2 MILLION REPORTED LAST YEAR. THE INCREASE IN NET INTEREST INCOME WAS DUE TO A 9% INCREASE IN AVERAGE EARNING ASSETS DRIVEN BY A 13% INCREASE IN LOANS. THE NET INTEREST MARGIN DECLINED SLIGHTLY TO 2.25% FROM 2.30% IN 1995.

     THE PROVISION FOR CREDIT LOSSES INCREASED $6.0 MILLION TO $12.0 MILLION IN 1996. NET CHARGE-OFFS OF $11.8 MILLION REPRESENTED .11% OF AVERAGE LOANS COMPARED TO $5.9 MILLION OR .06% OF AVERAGE LOANS IN 1995. THE RESERVE FOR CREDIT LOSSES TOTALED $148.3 MILLION REPRESENTING 1.36% OF OUTSTANDING LOANS AT DECEMBER 31, 1996.

     NONINTEREST EXPENSES INCREASED $57.6 MILLION OR 8% AND TOTALED $766.8 MILLION IN 1996, INCLUDING $25.3 MILLION OF INCREMENTAL EXPENSES RESULTING FROM ACQUISITIONS. DUE TO THE REDUCTION IN PREMIUM RATES, FDIC INSURANCE EXPENSE DECLINED $8.5 MILLION COMPARED TO LAST YEAR. EXCLUSIVE OF THESE ITEMS, 1996 NONINTEREST EXPENSES INCREASED 5.8% OVER LAST YEAR.

     SALARIES AND BENEFITS INCREASED TO $441.3 MILLION FROM $419.1 MILLION LAST YEAR. THE PRINCIPAL ITEMS CONTRIBUTING TO THE CHANGE WERE MERIT INCREASES, INCENTIVE COMPENSATION, AND STAFF ADDITIONS RESULTING FROM ACQUISITIONS AND TO SUPPORT NORTHERN TRUST'S GROWING TRUST ACTIVITIES AND OFFICE EXPANSION. THE INCENTIVE COMPENSATION EXPENSE INCREASE REFLECTS THE IMPACT OF RECORD NEW BUSINESS DEVELOPMENT RESULTS AND INVESTMENT PORTFOLIO PERFORMANCE OF TRUST CLIENTS, AS WELL AS THE 1996 RECORD PERFORMANCE. THESE INCREASES WERE PARTIALLY OFFSET BY COST SAVINGS FROM CHANGES IN SEVERAL BENEFIT PLANS EFFECTIVE JANUARY 1, 1996 AS WELL AS LOWER SEVERANCE RELATED COSTS. THE INCREASE IN NON STAFF-RELATED EXPENSES WAS PRIMARILY THE RESULT OF CONTINUED INVESTMENT IN TECHNOLOGY, EXPANSION OF THE PERSONAL TRUST AND BANKING OFFICE NETWORK, AND HIGHER OPERATING EXPENSES NECESSARY TO SUPPORT BUSINESS GROWTH.

                                     / / /

                                                                          Page 1
                          NORTHERN TRUST CORPORATION
               (Supplemental Consolidated Financial Information)

STATEMENT OF INCOME STATISTICS ($ IN MILLIONS)
----------------------------------------------

                                                                FOURTH QUARTER
                                                     -------------------------------------
                                                      1996            1995      % Change *
                                                     -------------------------------------
Net Interest Income (Taxable Equivalent)               $108.4         $100.7         7.6%
Less: Taxable Equivalent Adjustment                       7.8            9.0       (14.8)
                                                     --------       --------       -----
Net Interest Income                                     100.6           91.7         9.8
Provision for Credit Losses                               0.5            1.0       (50.0)

Noninterest Income
     Trust Fees                                         152.0          133.6        13.7
     Treasury Management Fees                            13.9           12.7         9.0
     Foreign Exchange Trading Profits                    16.1           12.3        30.8
     Security Commissions & Trading Income                6.2            4.8        27.8
     Other Operating Income                              12.4           10.7        17.8
     Investment Security Transactions                     0.1            0.5         N/M
                                                     --------       --------       -----
Total Noninterest Income                                200.7          174.6        14.9

Noninterest Expenses
     Salaries                                            98.7           86.7        13.8
     Pension and Other Employee Benefits                 15.2           18.8       (18.9)
     Occupancy Expense                                   16.1           15.1         6.5
     Equipment Expense                                   13.2           12.0        10.8
     Other Operating Expenses                            56.6           45.9        23.2
                                                     --------       --------       -----
Total Noninterest Expenses                              199.9          178.5        12.0
                                                     --------       --------       -----

Income Before Income Taxes                              100.9           86.8        16.4
Provision for Income Taxes                               33.5           27.3        23.0
                                                     --------       --------       -----

NET INCOME                                              $67.4          $59.5        13.3%
                                                     ========       ========       =====

Net Income Per Common Share
     Primary                                            $0.58          $0.51        14.3%
     Fully Diluted                                       0.58           0.50        15.7

Return on Average Common Equity                         18.79%         18.19%
Average Common Equity                                $1,401.5       $1,252.1        11.9%
Return on Average Assets                                 1.28%          1.16%

Common Dividend Declared per Share                      $0.18          $0.16        16.1%
Preferred Dividends (millions)                            1.2            2.1       (42.5)

Average Common Shares Outstanding (000s)
     Primary                                          114,196        113,203
     Fully Diluted                                    114,392        116,276

(N/M) Not Meaningful
  (*) Percentage change calculations are based on actual balances rather than the rounded amounts presented in Supplemental Consolidated Financial Information.
Note: Per common share data reflect the two-for-one stock split effected by a 100% common stock distribution on December 9, 1996 to holders of record on December 2, 1996.

                                                                          Page 2
                          NORTHERN TRUST CORPORATION
               (Supplemental Consolidated Financial Information)

STATEMENT OF INCOME STATISTICS ($ IN MILLIONS)

                                                             TWELVE MONTHS
                                                 ------------------------------------
                                                     1996          1995     % Change *
                                                 ------------------------------------
Net Interest Income (Taxable Equivalent)            $421.9        $395.2          6.8%
Less: Taxable Equivalent Adjustment                   33.6          37.6        (10.8)
                                                  --------      --------     --------
Net Interest Income                                  388.3         357.6          8.6
Provision for Credit Losses                           12.0           6.0        100.0

Noninterest Income
     Trust Fees                                      592.3         505.0         17.3
     Treasury Management Fees                         55.3          49.6         11.5
     Foreign Exchange Trading Profits                 58.8          55.3          6.3
     Security Commissions & Trading Income            23.9          21.7         10.1
     Other Operating Income                           47.2          45.5          3.8

     Investment Security Transactions                  0.4           1.0          N/M
                                                  --------      --------     --------
Total Noninterest Income                             777.9         678.1         14.7

Noninterest Expenses
     Salaries                                        368.8         337.6          9.2
     Pension and Other Employee Benefits              72.5          81.5        (11.0)
     Occupancy Expense                                63.8          60.2          5.9
     Equipment Expense                                54.6          48.6         12.4
     Other Operating Expenses                        207.1         181.3         14.2
                                                  --------      --------     --------
Total Noninterest Expenses                           766.8         709.2          8.1
                                                  --------      --------     --------

Income Before Income Taxes                           387.4         320.5         20.9
Provision for Income Taxes                           128.6         100.5         28.0
                                                  --------      --------     --------

NET INCOME                                          $258.8        $220.0         17.6%
                                                  ========      ========      =======

Earnings Per Common Share
     Primary                                         $2.21         $1.88         18.0%
     Fully Diluted                                    2.20          1.85         19.0

Return on Average Common Equity                      18.64%        17.58%
Average Common Equity                             $1,361.9      $1,202.7         13.2%
Return on Average Assets                              1.23%         1.13%

Common Dividends Declared per Share                   0.65          0.55         18.3%
Preferred Dividends (millions)                         4.9           8.5        (42.1)

Average Common Shares Outstanding (000s)
     Primary                                       114,648       112,676
     Fully Diluted                                 115,467       116,138

                          NORTHERN TRUST CORPORATION
               (Supplemental Consolidated Financial Information)

BALANCE SHEET ($ IN MILLIONS)
-----------------------------

                                                                 DECEMBER 31
                                                    -------------------------------------
                                                       1996          1995      % Change*
                                                    -------------------------------------
Assets
------
   Money Market Assets                               $3,196.9      $1,784.2      79.2%
   Securities                                         4,814.9       5,760.3     (16.4)
   Loans and Leases                                  10,937.4       9,906.0      10.4
                                                    ---------     ---------     -----
      Total Earning Assets                           18,949.2      17,450.5       8.6
   Reserve for Credit Losses                           (148.3)       (147.1)      0.8
   Other Nonearning Assets                            2,807.4       2,630.1       6.7
                                                    ---------     ---------     -----
      Total Assets                                  $21,608.3     $19,933.5       8.4%
                                                    =========     =========     =====

Liabilities and Stockholders' Equity
------------------------------------
   Total Interest-Bearing Deposits                   $9,908.8      $9,175.3       8.0%
   Borrowed Funds                                     4,910.2       5,181.4      (5.2)
   Notes Payable (incl. Senior Notes)                   732.8         351.6     108.4
                                                    ---------     ---------     -----
      Total Interest-Related Funds                   15,551.8      14,708.3       5.7
   Demand & Other Noninterest-Bearing Deposits        3,887.4       3,312.9      17.3
   Other Liabilities                                    625.0         459.7      35.9
                                                    ---------     ---------     -----
      Total Liabilities                              20,064.2      18,480.9       8.6
   Common Equity                                      1,424.1       1,282.6      11.0
   Preferred Equity                                     120.0         170.0     (29.4)
                                                    ---------     ---------     -----
      Total Liabilities and Stockholders' Equity    $21,608.3     $19,933.5       8.4%
                                                    =========     =========     =====



AVERAGE BALANCE SHEET ($ IN MILLIONS)
-------------------------------------
                                                              FOURTH QUARTER
                                                    ------------------------------------
                                                       1996          1995      % Change*
                                                    ------------------------------------
Assets
------
   Money Market Assets                               $2,197.1      $1,863.0      17.9%
   Securities                                         5,715.7       6,443.5     (11.3)
   Loans and Leases                                  10,832.7       9,662.9      12.1
                                                    ---------     ---------     -----
      Total Earning Assets                           18,745.5      17,969.4       4.3
   Reserve for Credit Losses                           (147.9)       (147.2)      0.5
   Other Nonearning Assets                            2,390.5       2,465.0      (3.0)
                                                    ---------     ---------     -----
      Total Assets                                  $20,988.1     $20,287.2       3.5%
                                                    =========     =========     =====

Liabilities and Stockholders' Equity
------------------------------------
   Total Interest-Bearing Deposits                  $10,211.5      $9,263.6      10.2%
   Borrowed Funds                                     4,847.2       4,903.5      (1.1)
   Notes Payable (incl. Senior Notes)                   728.2         894.4     (18.6)
                                                    ---------     ---------     -----
      Total Interest-Related Funds                   15,786.9      15,061.5       4.8
   Demand & Other Noninterest-Bearing Deposits        3,166.9       3,319.0      (4.6)
   Other Liabilities                                    512.8         484.6       5.8
                                                    ---------     ---------     -----
      Total Liabilities                              19,466.6      18,865.1       3.2
   Common Equity                                      1,401.5       1,252.1      11.9
   Preferred Equity                                     120.0         170.0     (29.4)
                                                    ---------     ---------     -----
      Total Liabilities and Stockholders' Equity    $20,988.1     $20,287.2       3.5%
                                                    =========     =========     =====

                          NORTHERN TRUST CORPORATION
               (Supplemental Consolidated Financial Information)

Quarterly Trend Data ($ In Millions)
------------------------------------

                                                                                                               1995
                                                                        1996 Quarters                         Quarter
                                                     ----------------------------------------------------   -----------
                                                       Fourth        Third         Second        First         Fourth
                                                     ----------------------------------------------------   -----------
New Income Summary
------------------
   Trust Fees                                          $152.0        $147.7        $148.7        $143.9        $133.6
   Other Noninterest Income                              48.7          46.6          46.5          43.8          41.0
   Net Interest Income (Taxable Equivalent)             108.4         107.2         104.3         102.0         100.7
                                                       ------        ------         -----       -------        ------
      Total Revenue (Taxable Equivalent)                309.1         301.5         299.5         289.7         275.3
   Provision for Credit Losses                            0.5           2.5           4.0           5.0           1.0
   Noninterest Expenses                                 199.9         191.3         191.6         184.0         178.5
                                                       ------        ------         -----       -------        ------
      Pretax Income (Taxable Equivalent)                108.7         107.7         103.9         100.7          95.8
   Taxable Equivalent Adjustment                          7.8           8.4           8.8           8.6           9.0
   Provision for Income Taxes                            33.5          32.8          31.7          30.6          27.3
                                                       ------        ------         -----       -------        ------
      Net Income                                        $67.4         $66.5         $63.4         $61.5         $59.5
                                                       ======        ======         =====       =======        ======

Per Common Share
----------------
   Net Income: Primary                                  $0.58         $0.57         $0.54         $0.52         $0.51
               Fully Diluted                             0.58          0.57          0.54          0.52          0.50
   Dividend Declared                                     0.18          0.16          0.16          0.16          0.16
   Book Value (EOP)                                     12.80         12.49         12.21         11.91         11.52
   Market Value (EOP)                                  $36.25        $32.88        $28.88        $27.00        $28.00

Ratios
------
   Return on Average Common Equity                      18.79%        18.93%        18.47%        18.35%        18.19%
   Return on Average Assets                              1.28          1.26          1.21          1.19          1.16
   Net Interest Margin                                   2.30          2.26          2.22          2.21          2.22
   Productivity Ratio*                                    155%          158%          156%          157%          154%
   Risk-based Capital Ratios:
      Tier 1                                              8.2           8.4           8.4           9.1           8.8
      Total (Tier 1 + Tier 2)                            11.9          12.3          11.7          12.7          12.5
      Leverage                                            6.4           6.3           6.2           6.1           6.2

Trust Assets ($ in Billions) - EOP
----------------------------------
   Corporate                                           $693.7        $641.9        $616.2        $567.1        $544.3
   Personal                                              85.2          80.8          76.7          74.1          69.6
                                                       ------        ------         -----       -------        ------
      Total Trust Assets                               $778.9        $722.7        $692.9        $641.2        $613.9
                                                       ======        ======         =====       ========       ======
   Memo: Managed Assets                                 130.3         124.3         119.9         114.5         105.5

Asset Quality ($ in Millions) - EOP
-----------------------------------
   Nonaccrual Loans                                     $19.5         $33.3         $38.9         $30.6         $31.9
   Other Real Estate Owned (OREO)                         1.9           4.4           1.6           1.5           1.8
                                                       ------        ------         -----       --------       ------
      Total Nonperforming Assets                        $21.4         $37.7         $40.5         $32.1         $33.7
                                                       ======        ======         =====       ========       ======
      Nonperforming Assets/Loans & OREO                  0.20%         0.35%         0.39%         0.32%         0.34%

      Net Charge-offs                                    $0.6          $2.5          $3.8          $4.9          $1.1
      Net Charge-offs (Annualized) to Avg Loans          0.02%         0.09%         0.15%         0.20%         0.05%

      Reserve for Credit Losses                        $148.3        $147.4        $147.4        $147.2        $147.1
      Reserve to Nonaccrual Loans                         761%          442%          379%          481%          461%

(*) The productivity ratio is defined as total revenue on a taxable equivalent basis before the provision for credit losses, divided by noninterest expenses.